UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2024

Akari Therapeutics, Plc

(Exact Name of Registrant as Specified in Charter)

England and Wales	001-36288	98-1034922
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 Boston Wharf Road FL 7

Boston, MA 02210

(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (929) 274-7510

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered
American Depository Shares, each representing 2,000 Ordinary Shares	AKTX	The Nasdaq Capital Market
Ordinary Shares, par value $0.0001 per share*

*Trading, but only in connection with the American Depositary Shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As previously disclosed, on April 25, 2024, the board of directors (the “Board”) of Akari Therapeutics, Plc (the “Company”) appointed Samir R. Patel, M.D., a member of the Board, as Interim President and Chief Executive Officer, effective May 1, 2024, to serve in such capacities until such time as determined by the Board.

In connection with Dr. Patel’s appointment as Interim President and Chief Executive Officer, on May 31, 2024, the Company and Dr. Patel entered into an Interim Chief Executive Officer Agreement, effective as of May 1, 2024 (the “Interim CEO Agreement”). The Interim CEO Agreement:

•
Provides for compensation that is entirely equity-based to align with the shareholders of the Company
•
Includes NO annual bonus provision
•
Includes NO eligibility for employee benefits (health care, retirement benefits, supplemental insurances, etc.)
•
Includes NO severance entitlements

Pursuant to the Interim CEO Agreement, Dr. Patel will continue to serve as the Company’s Interim President and Chief Executive Officer as an independent contractor on an at-will basis. The Interim CEO Agreement can be terminated by the Company immediately for any reason. As the sole compensation for his services as Interim President and Chief Executive Officer, Dr. Patel will be paid $50,000 per month, which will be paid in the form of fully vested ordinary shares of the Company, par value $0.0001 per share (the “Ordinary Shares”), and valued based on the closing price of the Ordinary Shares on the Nasdaq Capital Market on the last day of each month (or partial month) Dr. Patel is serving as Interim President and Chief Executive Officer.

The foregoing description of the Interim CEO Agreement is a summary and is qualified in its entirety by reference to the complete terms of the Interim CEO Agreement, which is filed herewith as Exhibit 10.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Interim Chief Executive Officer Agreement, dated as of May 31, 2024, by and between the Company and Samir Patel, M.D.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akari Therapeutics, Plc

Date: June 5, 2024	By:	/s/ Samir R. Patel, M.D.
Samir R. Patel, M.D.
Interim President and Chief Executive Officer